UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

OMNIVISION TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on September 26, 2013. Meeting Information OMNIVISION TECHNOLOGIES, INC. Meeting Type: Annual Meeting For holders as of: July 29, 2013 Date: September 26, 2013 Time: 10:00 a.m., Pacific Time Location: 4275 Burton Drive Santa Clara, California 95054 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. OMNIVISION TECHNOLOGIES, INC. ATTN: Y. VICKY CHOU 4275 BURTON DRIVE SANTA CLARA, CA 95054 M61586-P41894 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 12, 2013 to facilitate timely delivery. M61587-P41894 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items A. Proposal 1 – Election of Director The Board of Directors recommends a vote FOR the listed nominee. 1. Election of Class I Director NOMINEE: 01) Shaw Hong D. Proposal 4 – Approval of the Amended 2009 Employee Stock Purchase Plan B. Proposal 2 – Ratification of Independent Registered Public Accounting Firm The Board of Directors recommends a vote FOR Proposal 2. The Board of Directors recommends a vote FOR Proposal 4. 4. Approval of an amendment of the Company's 2009 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 2,500,000 shares. 2. Ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2014. E. Proposal 5 – Advisory Resolution to Approve Executive Compensation C. Proposal 3 – Approval of the Amended 2007 Equity Incentive Plan The Board of Directors recommends a vote FOR Proposal 5. The Board of Directors recommends a vote FOR Proposal 3. 5. Advisory resolution to approve executive compensation. 3. Approval of certain amendments of the Company's 2007 Equity Incentive Plan, including an amendment to increase the number of shares available for issuance thereunder by 4,900,000 shares. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment thereof. M61588-P41894

M61589-P41894